                                                                  Exhibit (a)(2)

                        CONSENT AND LETTER OF TRANSMITTAL
                              to Tender and Consent
                                 with respect to
           8 7/8% Convertible Subordinated Debentures Due June 1, 2006
                             (CUSIP No. 238100 AB 7)
                                       of
                              Datapoint Corporation

      Pursuant to the Offer to Purchase and Consent Solicitation Statement
                           Dated _________ ___, 1999

--------------------------------------------------------------------------------
THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [_________], OR SUCH LATER DATE TO WHICH THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). IN ORDER TO RECEIVE THE CONSENT PAYMENT, HOLDERS OF DEBENTURES MUST TENDER THEIR DEBENTURES AND/OR PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE DATE (THE "CONSENT DATE") WHICH IS THE LATER OF [_________], IF ON SUCH DATE THE COMPANY HAS RECEIVED THE REQUISITE CONSENTS, AND THE FIRST DATE THEREAFTER ON WHICH THE COMPANY RECEIVES THE REQUISITE CONSENTS. THE COMPANY INTENDS TO EXECUTE A SUPPLEMENTAL INDENTURE CONTAINING THE PROPOSED AMENDMENTS FOLLOWING THE SATISFACTION OF THE CONDITIONS IN ACCORDANCE WITH THE TERMS OF THE OFFER AND SOLICITATION. CONSENTS MAY BE REVOKED AT ANY TIME AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CONSENT DATE, BUT NOT THEREAFTER. IF A HOLDER REVOKES THEIR CONSENT, IT WILL BE DEEMED AN AUTOMATIC WITHDRAWAL OF A TENDERED DEBENTURE. HOLDERS OF DEBENTURES DO NOT HAVE TO TENDER THEIR DEBENTURES IN ORDER TO RECEIVE THE CONSENT PAYMENT. THE TENDER OF DEBENTURES IS AN AUTOMATIC CONSENT. IF NECESSARY, THE COMPANY WILL EXTEND THE OFFER SO THAT THE EXPIRATION DATE OCCURS NO EARLIER THAN FIVE BUSINESS DAYS FOLLOWING THE CONSENT DATE.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:
                              THE BANK OF NEW YORK

           By Mail:                                          By Hand:

     The Bank of New York                              The Bank of New York
      101 Barclay Street                                101 Barclay Street
Reorganization Department, 7E                    Corporate Trust Services Window
      Attention: Santino                                   Ground Floor
         Ginocchietti,                                  Attention: Santino
   New York, New York 10286                                Ginocchietti,
                                                     Reorganization Department
                                                     New York, New York 10286

     By Overnight Courier:                          By Facsimile Transmission:
                                                          (212) 815-4699
     The Bank of New York                        Attention: Santino Ginocchietti
      101 Barclay Street
   Corporate Trust Services
            Window                                      For Information or
         Ground Floor
      Attention: Santino
         Ginocchietti,
  Reorganization Department
   New York, New York 10286

                                                      Confirmation by Telephone:
                                                         Santino Ginocchietti
                                                            (212) 815-2963

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE OF THOSE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

      In order to properly complete this Consent and Letter of Transmittal, a registered holder of Debentures (each, a "Holder" and, collectively, "Holders") must (i) complete the box entitled "Description of Debentures Tendered;" (ii) check the appropriate box under the heading "Consents;" (iii) if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance or Payment Instructions and Special Delivery Instructions; (iv) sign the Consent and Letter of Transmittal; and (v) complete Substitute Form W-9 (a foreign Holder should obtain Form W-8 from the Depositary and complete such form). Each Holder should carefully read the detailed instructions contained herein before completing this Consent and Letter of Transmittal.

      The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

      Holders who desire to tender their Debentures pursuant to the Offer are required to consent to the Proposed Amendments. Holders can consent to the Proposed Amendments without tendering any of their Debentures.

      This Consent and Letter of Transmittal is to be used only (a) if certificates for Debentures are to be forwarded with it or (b) if a tender of Debentures is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the "Procedures for Tendering Debentures" set forth in the Offer to Purchase and Consent Solicitation Statement dated December __, 1999 (the "Offer to Purchase"). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

      Holders whose certificates are not immediately available or who cannot deliver their certificates for Debentures and all other required documents to the Depositary before the Expiration Date (as defined in the Offer to Purchase) or whose Debentures cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer must tender their Debentures according to the guaranteed delivery procedure set forth in "Procedures for Tendering Debentures" in the Offer to Purchase. See Instruction 2.

      All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

      Any questions or requests for assistance may be directed to Georgeson Shareholder Communications Inc., the information agent for the Offer (the "Information Agent"), whose address and telephone number are set forth on the last page of this Consent and Letter of Transmittal. See Instruction 9.

      The Company is not aware of any jurisdiction where making of the Offer is not in compliance with the laws of such jurisdiction. If the Company becomes aware of any jurisdiction where the making of the Offer would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the Offer. If, after such good faith effort, the Company cannot comply with any such applicable laws, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the Holders residing in such jurisdiction.

      CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

DTC Account Number:_____________________________________________________________

Transaction Code Number:________________________________________________________

      CHECK HERE IF CERTIFICATES FOR TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Institution Which Guaranteed Delivery:__________________________________

DTC Account Number:_____________________________________________________________

Transaction Code Number:________________________________________________________

      List below the Debentures to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

                       DESCRIPTION OF DEBENTURES TENDERED
                           (See Instructions 3 and 4)
--------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

CERTIFICATE(S) TENDERED (ATTACH SIGNED LIST IF NECESSARY)

                              AGGREGATE
                              PRINCIPAL AMOUNT                  AGGREGATE
                              OF DEBENTURES                     PRINCIPAL AMOUNT
CERTIFICATE                   REPRESENTED BY                    OF DEBENTURES
NUMBER(S)*                    CERTIFICATE(S)*                   TENDERED**

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

      TOTAL PRINCIPAL AMOUNT OF DEBENTURES TENDERED $
--------------------------------------------------------------------------------
      * Need not be completed by Holders delivering Debentures by book-entry transfer.
      ** If you desire to tender less than the entire principal amount of Debentures evidenced by any certificates listed above, please indicate in this column the principal amount of Debentures you wish to tender. Otherwise, the entire principal amount of Debentures evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

      The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Debentures tendered hereby. The certificate numbers, the principal amount of Debentures represented by such certificates and the principal amount of Debentures that the undersigned wishes to tender should be indicated in the appropriate boxes on this Consent and Letter of Transmittal.

                    SPECIAL ISSUANCE OR PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

      To be completed ONLY if certificates for Debentures not tendered or not purchased and/or any check for the Consent Payment and/or Offer Price of Debentures purchased are to be issued in the name of and sent to someone other than the undersigned.

Issue / / Check / / Certificates to:

Name:

 ................................................................................
                                  Please Print

Address:

 ................................................................................

 ................................................................................

 ................................................................................

 ................................................................................
                               (Include Zip Code)

 ................................................................................
(Tax Identification or Social Security Number)

/ / Credit Debentures tendered by book-entry transfer and not purchased to the account set forth below:

Name of account party:

 ................................................................................

DTC Account number:

 ................................................................................

                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5, AND 7)

      To be completed ONLY if certificates for Debentures not tendered or not purchased issued in the name of the undersigned and/or any check for the Offer Price of Debentures purchased issued in the name of undersigned are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Deliver / /     Check / /     Certificates to:

Name:

 ................................................................................
                                  Please Print

Address:

 ................................................................................

 ................................................................................

 ................................................................................

 ................................................................................
                               (Include Zip Code)

 ................................................................................
(Tax Identification or Social Security Number)

      HOLDERS WHO WISH TO ACCEPT THE OFFER AND TENDER THEIR DEBENTURES AND DELIVER THEIR CONSENT MUST COMPLETE THIS CONSENT AND LETTER OF TRANSMITTAL IN ITS ENTIRETY.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to Datapoint Corporation, a Delaware corporation (the "Company"), the above-described 8 7/8% Convertible Subordinated Debentures Due June 1, 2006 (the "Debentures"), at the price of $450 per $1,000 principal amount of Debentures (the "Offer Price"), and consents to the Proposed Amendments (the "Consent") upon the terms and subject to the conditions set forth in the Company's Offer to Purchase and Consent Solicitation Statement dated December __, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Consent and Letter of Transmittal (which together constitute the "Offer").

      Subject to, and effective on acceptance for payment of the Debentures tendered hereby in accordance with, the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all Debentures tendered hereby or orders the registration of such Debentures tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such Debentures, with full power of substitution (such power of attorney being an irrevocable power coupled with interest), to:

      (a) deliver certificates for such Debentures, or transfer ownership of such Debentures on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Offer Price with respect to such Debentures;

      (b) present certificates for such Debentures for cancellation and transfer on the Company's books; and

      (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures, subject to the next paragraph, all in accordance with the terms of the Offer.

      The undersigned hereby represents and warrants that:

      (a) the undersigned understands that tenders of Debentures pursuant to any one of the procedures described in "Procedures for Tendering Debentures" set forth in the

            Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer;

      (b) the undersigned owns the Debentures tendered hereby and is entitled to tender such Debentures;

      (c) the undersigned has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby and deliver the Consent contained herein;

      (d) when and to the extent the Company accepts the Debentures for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

      (e) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Debentures tendered hereby; and

      (f) the undersigned has read and agrees to all of the terms of the Offer.

      The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides written Consent to the Proposed Amendments (with respect to the principal amount of Debentures tendered hereby) as permitted by the Indenture relating to the Debentures and hereby also Consents to the execution of the Supplemental Indenture described in the Offer to Purchase to effect the Proposed Amendments. The undersigned understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Offer to Purchase and this Consent and Letter of Transmittal. The undersigned understands that after the Consent Date, no Consents may be revoked (and agrees that it will not attempt to do so) except in the limited circumstances described in the Offer to Purchase under the caption "Withdrawal Rights." The undersigned understands that although the Supplemental Indenture with respect to the Debentures providing for the Proposed Amendments will have been executed by the parties thereto, the Proposed Amendments will not become operative until the validly tendered Debentures are accepted for payment by the Company on the Payment Date. If the Offer is terminated or withdrawn, or the Debentures are not accepted for payment, the Supplemental Indenture will not become operative.

      The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Debentures tendered or may not be required to purchase any of the Debentures tendered hereby. In either event, the undersigned understands that certificate(s) for any Debentures not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Issuance or Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Issuance or Payment Instructions, to transfer any certificate for Debentures from the name of their registered holder, or to order the registration or transfer of such Debentures tendered by book-entry transfer, if the Company purchases none of the Debentures represented by such certificate or tendered by such book-entry transfer.

      The undersigned understands that acceptance of Debentures by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

      The check for the Offer Price for such of the tendered Debentures as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the Special Issuance or Payment Instructions or the Special Delivery Instructions below.

      All authority conferred or agreed to be conferred in this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Consent and Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

      All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

        HOLDER(S) DELIVERING CONSENTS AND TENDERING DEBENTURES SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN)


 ................................................................................


 ................................................................................
                                 (Signature(s))


Dated:
 .........................................................................., 1999

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Consent and Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 5.)

Name(s):

 ................................................................................


 ................................................................................
                                 (Please Print)

Capacity (full title):

 ................................................................................

Address:

 ................................................................................

 ................................................................................

Area Code and Telephone Number:

 ................................................................................

Tax Identification or
Social Security
Number(s):......................................................................

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

 ................................................................................

Name:

 ................................................................................
                                 (Please Print)

Title:

 ................................................................................

Name of Eligible
Institution:....................................................................

Address:

 ................................................................................

 ................................................................................

 ................................................................................

Area Code and Telephone Number:

 ................................................................................

Dated:

 ......................................................................... , 1999

           HOLDER(S) DELIVERING CONSENTS AND NOT TENDERING DEBENTURES
                                    SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN)

                                     CONSENT

Check one of the following boxes*:

      I hereby give my Consent to the Proposed Amendments and tender all of the Debentures listed herein.

      I hereby give my Consent to the Proposed Amendments but do not tender any of my Debentures.

* If neither box is checked, a Holder will be deemed to have delivered their Consent to the Proposed Amendments for the full principal amount of their Debentures but will not be deemed to have tendered such Holder's Debentures.


 ................................................................................

 ................................................................................
                                 (Signature(s))

Dated:
 ......................................................................... , 1999

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Consent and Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 5.)

Name(s):

 ................................................................................

 ................................................................................
                                 (Please Print)

Capacity (full title):

 ................................................................................

Address:

 ................................................................................

 ................................................................................

Area Code and Telephone Number:

 ................................................................................

Tax Identification or
Social Security
Number(s):......................................................................

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

 ................................................................................

Name:

 ................................................................................
                                 (Please Print)

Title:

 ................................................................................

Name of Eligible
Institution:....................................................................

Address:

 ................................................................................

 ................................................................................

 ................................................................................

Area Code and Telephone Number:

 ................................................................................

Dated:

 .........................................................................

                                  INSTRUCTIONS
              Forming Part of the Terms and Conditions of the Offer

1. GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

      (a) this Consent and Letter of Transmittal is signed by a registered holder of the Debentures exactly as the name of the registered holder appears on the certificate tendered with this Consent and Letter of Transmittal unless such holder has completed either the box entitled "Special Issuance or Payment Instructions" or the box entitled "Special Delivery Instructions"; or

      (b) such Debentures are tendered for the account of a member in good standing of the Securities Transfer Agents' Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program, or any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution" and collectively, as "Eligible Institutions"). See Instruction 5.

      In all other cases, an Eligible Institution must guarantee all signatures on this Consent and Letter of Transmittal. See Instruction 5.

2. DELIVERY OF CONSENT AND LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Consent and Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in "Procedures for Tendering Debentures" in the Offer to Purchase. Certificates for all physically tendered Debentures, or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Debentures tendered electronically, together in each case with a properly completed and duly executed Consent and Letter of Transmittal or duly executed facsimile of it, and any other documents required by this Consent and Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

      Holders whose certificates are not immediately available or who cannot deliver Debentures and all other required documents to the Depositary before the Expiration Date, or whose Debentures cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer, may tender their Debentures by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or a facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in "Procedures for Tendering Debentures" in the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered Debentures or book-entry confirmation, as the case may be, as well as a properly completed Consent and Letter of Transmittal and all other documents required by this

Consent and Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery, all as provided in "Procedures for Tendering Debentures" set forth in the Offer to Purchase.

      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Debentures to be properly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery before the Expiration Date.

      THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR DEBENTURES, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

      The Company will not accept any alternative, conditional or contingent tenders. All tendering Holders, by execution of this Consent and Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Debentures Tendered" is inadequate, the certificate numbers and/or the principal amount of Debentures should be listed on a separate signed schedule and attached to this Consent and Letter of Transmittal.

4. PARTIAL TENDERS AND UNPURCHASED DEBENTURES. (Not applicable to Holders who tender by book-entry transfer.) Tenders of Debentures pursuant to the Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If fewer than all of the Debentures evidenced by any certificate are to be tendered, Holder must fill in the principal amount of Debentures which are to be tendered in the column entitled "Principal Amount of Debentures Tendered." In such case, if any tendered Debentures are purchased, a new certificate for the remainder of the Debentures evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in the "Special Issuance or Payment Instructions" or "Special Delivery Instructions" box on this Consent and Letter of Transmittal, as soon as practicable after the Expiration Date. All Debentures represented by the certificate(s) listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON CONSENT AND LETTER OF TRANSMITTAL, BOND POWERS, AND
ENDORSEMENTS.

      (a) If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Debentures tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

      (b) If the Debentures are registered in the names of two or more joint holders, each such holder must sign this Consent and Letter of Transmittal.

      (c) If any tendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

      (d) When this Consent and Letter of Transmittal is signed by the registered holder(s) of the Debentures listed and transmitted hereby, no endorsements of certificate(s) representing such Debentures or separate bond powers are required unless payment is to be made, or the certificate(s) for Debentures not tendered or not purchased are to be issued, to a person other than the registered holder(s). If this Consent and Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for Debentures not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and any signature(s) on such certificate(s) or bond power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

      (e) If this Consent and Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity for the registered holder(s) of the certificates listed, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

6. TRANSFER TAXES. Except as provided in this Instruction, no transfer tax stamps or funds to cover such stamps need accompany this Consent and Letter of Transmittal. The Company will pay or cause to be paid any transfer taxes payable on the transfer to it of Debentures purchased pursuant to the Offer. If, however:

      (a) payment of the Offer Price and/or Consent Payment is to be made to any person other than the registered holder(s);

      (b) Debentures not tendered or not accepted for purchase are to be registered in the name of any person other than the registered holder(s); or

      (c) tendered certificates are registered in the name of any person other than the person(s) signing this Consent and Letter of Transmittal;

then the Depositary will deduct from the Offer Price the amount of any transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes, or an exemption from them, is submitted.

7. SPECIAL ISSUANCE OR PAYMENT INSTRUCTIONS AND SPECIAL DELIVERY INSTRUCTIONS. If certificate(s) for Debentures not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Consent and Letter of Transmittal or if such certificate(s) and/or check(s) are to be sent to someone other than the signer of the Consent and Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Issuance or Payment Instructions" and/or "Special Delivery Instructions" on this Consent and Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 5. If no instructions are given, Debentures not tendered or not accepted for purchase will be returned to the Holder.

8. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Debentures, and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defects or irregularities in the tender of any particular Debentures, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Debentures will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Any questions or requests for assistance and requests for additional copies of the Offer to Purchase, the Consent and Letter of Transmittal and other tender offer materials should be directed to Information Agent, whose address and telephone number are set forth below. A Holder may also contact such Holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer and the Solicitation.


10. SUBSTITUTE FORM W-9 AND FORM W-8. Holders other than corporations and certain foreign individuals may be subject to backup federal income tax withholding. Each such tendering Holder or other payee who does not otherwise establish to the satisfaction of the Depositary an exemption from backup federal income tax withholding is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9 which is provided as a part of this Consent and Letter of Transmittal, and to indicate that the Holder or other payee is not subject to backup withholding by checking the box in Part 2 of the form. For an individual, his TIN will generally be his social security number. Failure to provide the information on the form or to check the box in Part 2 of the form may subject the tendering Holder or other payee to 31% backup federal income tax withholding on the payments made to the Holder or other payee with respect to Debentures purchased pursuant to the Offer and to a

$50 penalty imposed by the Internal Revenue Service. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. The box in Part 3 of the form may be checked if the tendering Holder or other payee has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty (60) days, the Depositary will withhold 31% on all such payments thereafter until a TIN is provided to the Depositary. Holders who are foreign individuals should submit Form W-8 to certify that they are exempt from backup withholding, unless Instruction 11 applies. Form W-8 may be obtained from the Depositary. For additional information concerning Substitute Form W-9, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

11. WITHHOLDING ON FOREIGN HOLDERS. The Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign Holder or his agent unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. (Exemption from backup withholding does not exempt a foreign Holder from the 30% withholding.) For this purpose, a foreign Holder is any Holder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or
(iii) an estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. The Depositary will determine a Holder's status as a foreign Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the Holder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign Holder must deliver to the Depositary a properly executed Form 4224. Such form can be obtained from the Depositary. A foreign Holder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such Holder may be eligible should consider doing so in order to avoid overwithholding. A foreign Holder may be eligible to obtain a refund of tax withheld if such Holder meets one of the three tests for capital gain or loss treatment described in "Certain Federal Income Tax Consequences" of the Offer to Purchase or is otherwise able to establish that no tax or reduced amount of tax was due. Foreign Holders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedures.

IMPORTANT: THIS CONSENT AND LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH CERTIFICATE(S) FOR DEBENTURES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

      Under United States federal income tax law, a Holder whose tendered Debentures are accepted for payment generally is required by law to provide the Depositary with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, his TIN is his social security number. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the Holder or other payee to a $50 penalty. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties. In addition, payments that are made to such Holder or other payee with respect to Debentures purchased pursuant to the Offer may be subject to backup withholding.

      Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should furnish their TIN, write "Exempt" on the face to the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions. In order for a foreign individual to qualify as an exempt recipient, the Holder must submit a Form W-8, signed under penalties of perjury, attesting to the individual's exempt status. A Form W-8 can be obtained from the Depositary.

      If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                         PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on payment made to a Holder or other payee with respect to Debentures purchased pursuant to the Offer, the Holder is required to notify the Depositary of the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that:

      (a)   the Holder is exempt from backup withholding;

      (b) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends; or

      (c) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

      The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Debentures. If the Debentures are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                        PAYER'S NAME:THE BANK OF NEW YORK
--------------------------------------------------------------------------------
                    Part 1--PLEASE PROVIDE YOUR TIN   Social Security number or
                    IN THE BOX AT RIGHT AND CERTIFY    Employer identification
                    BY SIGNING AND DATING BELOW.               number
                                                     __________________________
                    ------------------------------------------------------------
SUBSTITUTE          Part 2--Certification--Under penalties of perjury, I certify
Form W-9            that:
                    ------------------------------------------------------------
Department of the  (1)  The number shown on this form is my correct Taxpayer
Treasury                Identification Number (or I am waiting for a number to
Internal Revenue        be issued to me), and

                   (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                        Certification Instructions--You must cross out item (2) the above if you have been notified by the IRS that you are currently subject to backup withholding because of Internal Revenue Service underreporting interest or dividends on your tax return.

Payer's Request for     However, if after being notified by the IRS that you
Taxpayer Identification were subject to backup withholding you received another
Number ("TIN")          notification from the IRS that you are no longer subject
                        to backup, do not cross out item (2).

                        --------------------------------------------------------
                                                                Part 3--
                        SIGNATURE _________________ DATE _____  Awaiting TIN  //
--------------------------------------------------------------------------------

            NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                    BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within 60 days.

Signature _____________________________    Date ____________________

--------------------------------------------------------------------------------

      Manually signed facsimile copies of the Consent and Letter of Transmittal will be accepted from Eligible Institutions. The Consent and Letter of Transmittal, certificates for Debentures and any other required documents should be sent or delivered by each Holder or their broker, dealer, commercial bank, trust company or other nominee to the Depositary at the address set forth below:

              The Depositary for the Offer and the Solicitation is:

                              THE BANK OF NEW YORK

           By Mail:                                          By Hand:

     The Bank of New York                              The Bank of New York
      101 Barclay Street                                101 Barclay Street
Reorganization Department, 7E                    Corporate Trust Services Window
      Attention: Santino                                   Ground Floor
         Ginocchietti,                                  Attention: Santino
   New York, New York 10286                                Ginocchietti,
                                                     Reorganization Department
                                                     New York, New York 10286

     By Overnight Courier:                          By Facsimile Transmission:
                                                          (212) 815-4699
     The Bank of New York                        Attention: Santino Ginocchietti
      101 Barclay Street
   Corporate Trust Services
            Window                                      For Information or
         Ground Floor                               Confirmation by Telephone:
      Attention: Santino                               Santino Ginocchietti
         Ginocchietti,                                    (212) 815-2963
  Reorganization Department
   New York, New York 10286

      Any questions or requests for assistance or for additional copies of this Offer to Purchase, the Consent and Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent or Dealer Manager at the telephone numbers or address set forth below. A Holder may also contact such Holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer and the Solicitation.

                             The Information Agent:

                   Georgeson Shareholder Communications Inc.

                                17 State Street
                            New York, New York 10004
                       Bankers and Brokers Call Collect:
                                 (212) 440-9800
                           All Others Call Toll-Free:
                                 (800) 223-2064

                   The Dealer Manager and Solicitation Agent:

                  Georgeson Shareholder Securities Corporation

                                17 State Street
                            New York, New York 10004
                       Bankers and Brokers Call Collect:
                                 (212) 440-9884
                           All Others Call Toll-Free:
                                 (800) 445-1790

December ___, 1999